CRESCEMT COMMUNICATIONS, INC.
                        (f/k/a Berens Industries, Inc.),
                              a Nevada corporation
                    --Series A Convertible Preferred Stock--


THIS CERTIFIES THAT     George Speaks      is the owner of   8.54792
                    ----------------------                 -----------
fully paid and non-assessable Shares

transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed.

IN WITNESS WHEREOF, the said Corporation has caused this Certificate to be signed by its duly authorized officers and to be sealed with the Seal of the Corporation.

Dated        12/22/03                              /s/ (illegible)
      -----------------------                          -----------------------
                                                       Chief Executive Officer

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws of regulations. Additional abbreviations may also be used though not in the list.

TEN COM  - as tenants in common         UNIF GIFT MIN ACT -                Custodian   (Minor)
TEN ENT  - as tenants by the            under Uniform Gifts to Minors Act              (State)
           entireties
JT TEN   - as joint tenants with right
           of survivorship and not as
           tenants in common

                                                PLEASE INSERT SOCIAL SECURITY
                                               OR OTHER IDENTIFYING NUMBER OF
                                                           ASSIGNEE
                                                ______________________________
                                                |                             |
                                                ______________________________
For value received, the undersigned hereby sells, assigns and transfers unto

_______________________________________________________________________________
PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE

_______________________________________________________________________________

_________________________________________________________________________ Shares
represented by the within Certificate, and hereby irrevocable constitutes and appoints______________________________ Attorney to transfer the said Shares on the books of the within-named Corporation with full power of substitution in the premises.

Dated, ___________________

          In presence of                _______________________________________

______________________________________

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular, without alteration or enlargement or any change whatever.